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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: March 5, 2002

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Exact Name of Registrant                Commission            I.R.S. Employer
as Specified in Its Charter             File Number           Identification No.
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Hawaiian Electric Industries, Inc.           1-8503             99-0208097
Hawaiian Electric Company, Inc.              1-4955             99-0040500

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                                 State of Hawaii
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                 (State or other jurisdiction of incorporation)

                   900 Richards Street, Honolulu, Hawaii 96813
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              (Address of principal executive offices and zip code)

Registrant's telephone number, including area code:

            (808) 543-5662 - Hawaiian Electric Industries, Inc. (HEI)
            (808) 543-7771 - Hawaiian Electric Company, Inc. (HECO)

                                      None
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         (Former name or former address, if changed since last report.)

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Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

HEI Exhibit 13.1       HEI's 2001 Annual Report to Stockholders

HECO Exhibit 13.2      Pages 1, 3 to 52 and 54 of HECO's 2001 Annual Report to Stockholder

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.         HAWAIIAN ELECTRIC COMPANY, INC.
                      (Registrant)                            (Registrant)


/s/ Robert F. Mougeot                      /s/ Richard A. von Gnechten
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Robert F. Mougeot                          Richard  A. von Gnechten
Financial Vice President, Treasurer and    Financial Vice President
  Chief Financial Officer
(Principal Financial Officer of HEI)       (Principal Financial Officer of HECO)

Date: March 5, 2002                        Date:  March 5, 2002